UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 30, 2009

MERUELO MADDUX PROPERTIES, INC.
(Exact name of registrant specified in its charter)

Delaware	0001-33262	20-5398955
(State of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

761 Terminal Street
Building 1, Second Floor
Los Angeles, California  90021
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (213) 291-2800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

On November 30, 2009, Meruelo Maddux Properties, Inc. (“MMPI”), and 55 of its subsidiaries, filed a Joint and Consolidated Chapter 11 Plan of Reorganization (“Plan”) with the United States Bankruptcy Court, Central District of California, San Fernando Valley Division (“Bankruptcy Court”) under case numbers 1:09-bk-13356-KT, 1:09-bk-21621-KT and 1:09-bk-21622-KT.  The Plan is publicly available and covers MMPI and all of its subsidiaries that have filed for Chapter 11 relief.  The Plan is not effective unless and until it is confirmed by the Bankruptcy Court and may be subject to further amendment prior to any confirmation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MERUELO MADDUX PROPERTIES, INC.

Date: December 2, 2009	By:	/s/ Richard Meruelo
Richard Meruelo
Chairman and Chief Executive Officer